Exhibit 10.5

FIRST AMENDMENT TO
U.S. GUARANTEE AGREEMENT

THIS FIRST AMENDMENT TO U.S. GUARANTEE AGREEMENT (this “Amendment”) is made as of January 13, 2021, among SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“STX”), each of the Subsidiaries of STX listed on the signature pages hereto (each such Subsidiary individually referred to as a “Subsidiary,” and collectively referred to as the “Subsidiaries,” and each such Subsidiary and STX collectively referred to as the “Guarantors”), and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”) for the Finance Parties (as defined in the Credit Agreement referred to below).

WHEREAS, pursuant to the Credit Agreement, dated as of February 20, 2019 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among STX, SEAGATE HDD CAYMAN, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, (i) the Lenders have extended and have agreed to continue to extend Loans to the Borrower, (ii) the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower and (iii) the other Finance Parties counterparties to the Platinum Leases have agreed to continue to provide Platinum Leases to STX, the Borrower or the Subsidiaries;

WHEREAS, the Guarantors and the Administrative Agent have entered into the U.S. Guarantee Agreement, dated as of February 20, 2019 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing U.S. Guarantee Agreement”);

WHEREAS, the Borrower and the Guarantors have requested that the Existing U.S. Guarantee Agreement be amended in certain respects as set forth below; and

WHEREAS, STX, the Borrower, the Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement in certain respects as further set forth in an amendment, dated as of the date hereof (the “Third Amendment,” with the Existing Credit Agreement, as amended by the Third Amendment, referred to as the “Credit Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Exhibit 10.5

ARTICLE I
DEFINITIONS

SECTION 1.1 Credit Agreement Defined Terms. Unless otherwise defined herein or the context otherwise requires, terms defined in the Credit Agreement and used in this Amendment shall have the meanings given to them in the Credit Agreement.

ARTICLE II
AMENDMENT

SECTION 2.1 Section 1 of the Existing U.S. Guarantee Agreement is amended by (i) designating the existing Section as clause (a) and replacing the period at the end of such clause with “; and”; and (ii) adding a new clause (b) to such Section, to read in its entirety as follows:

(b) Notwithstanding anything to the contrary in clause (a) (other than the limitation set forth in clause (a) as to fraudulent conveyance), during the Cap Period the maximum amount of Indebtedness (as defined in any Senior Note Document) Guaranteed (as defined in any Senior Note Document) by any subsidiary of the Borrower under this Agreement (referred to as the “Cap-Period Guaranteed Amount”) shall equal the greater of (i) $1,430,000,000 or (ii) $100,000,000 less than the lowest Guarantee Requirement Amount under any Senior Note Document prior to which the Senior Notes Guarantee Requirement would become effective under any Senior Note Document; provided, that the Cap-Period Guaranteed Amount shall not be reduced as a result of the creation, assumption, incurrence or Guarantee of any Indebtedness by the Borrower or a subsidiary of the Borrower. The “Cap Period” means the period from the Third Amendment Effective Date to the date on which any subsidiary of the Borrower delivers a Guarantee of the payment of the principal of, premium, if any, or interest on any of the Senior Notes, unless otherwise agreed to by the parties hereto. “Senior Notes Guarantee Requirement” means the requirement under any Senior Note Document for any subsidiary of the Borrower to provide a Guarantee of the payment of the principal of, premium, if any, or interest on such Senior Notes in accordance with any term of such Senior Note Document. “Guarantee Requirement Amount” means, in respect of the Senior Note Documents for any series of Senior Notes, the sum of (i) Permitted Bank Indebtedness (as defined under such Senior Note Documents) plus (ii) the amount of Aggregate Debt (as defined in such Senior Note Documents) permitted to be incurred under such Senior Note Documents prior to which any subsidiary of the Borrower would be required to satisfy the Senior Notes Guarantee Requirement. The amount of the Obligations Guaranteed hereunder (i) by STX and its Subsidiaries (other than subsidiaries of the Borrower) shall at all times, and (ii) by subsidiaries of the Borrower shall at all times other than during the Cap Period (subject to the limitation set forth in clause (a) as to fraudulent conveyance), equal (but shall not exceed) the amount of all Obligations from time to time owing.

Exhibit 10.5

ARTICLE III
CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Effectiveness. This Amendment shall become effective when (i) the Administrative Agent shall have received copies of this Amendment, duly executed and delivered by an authorized officer or representative of each Guarantor, and on behalf of the Administrative Agent, and (ii) the Third Amendment to the Credit Agreement shall have become, or contemporaneous with the effectiveness of this Amendment shall become, effective in accordance with its terms.

ARTICLE IV
MISCELLANEOUS PROVISIONS

SECTION 4.1 Effect of Amendment. The parties hereto agree as follows:

(A)This Amendment shall not constitute an amendment or waiver of or consent to any provision of any Loan Document not expressly referred to herein, and shall not be construed as an amendment, waiver, or consent to any action on the part of a Guarantor that would require an amendment, waiver, or consent of the Administrative Agent or the Lenders under any of the Loan Documents except as expressly stated herein. Except as expressly amended hereby, the provisions of the Existing U.S. Guarantee Agreement shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.
(B)On and after the Third Amendment Effective Date, each reference in the Existing U.S. Guarantee Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Existing U.S. Guarantee Agreement in any other Loan Document, shall be deemed a reference to the Existing U.S. Guarantee Agreement as amended hereby.

SECTION 4.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.3 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 4.4 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, each of which when executed and delivered shall be deemed an original, and all such counterparts taken together shall be deemed to constitute one and the same document. Delivery of an executed counterpart of a signature page to this Amendment by electronic signature, facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment.

Exhibit 10.5

SECTION 4.5 Loan Document. This Amendment, executed pursuant to the Existing Credit Agreement, shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement, the Credit Agreement and the other Loan Documents and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

SECTION 4.6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By: /s/ Walter Chang
Name: Walter Chang
Title: Treasurer and Authorized Signatory

Seagate DATA STORAGE Technology

By: /s/ Walter Chang
Name: Walter Chang
Title: Authorized Signatory

SEAGATE TECHNOLOGY

By: /s/ Walter Chang
Name: Walter Chang
Title: Treasurer

Seagate Technology (US) HOLDINGS, INC.

By: /s/ Walter Chang
Name: Walter Chang
Title: Treasurer

Exhibit 10.5

SEAGATE TECHNOLOGY INTERNATIONAL

By: /s/ Walter Chang
Name: Walter Chang
Title: Treasurer

SEAGATE TECHNOLOGY (IRELAND)

By: /s/ Walter Chang
Name: Walter Chang
Title: Treasurer

SEAGATE TECHNOLOGY LLC

By: /s/ Walter Chang
Name: Walter Chang
Title: Treasurer

SEAGATE INTERNATIONAL (JOHOR) SDN.
BHD.

By: /s/ Walter Chang
Name: Walter Chang
Title: Assistant Secretary

Seagate Technology (Thailand) Limited

By: /s/ Walter Chang
Name: Walter Chang
Title: Authorized Signatory

Seagate Singapore International Headquarters Pte.
Ltd.

By: /s/ Walter Chang
Name: Walter Chang
Title: Authorized Signatory

Exhibit 10.5

THE BANK OF NOVA SCOTIA, as
Administrative Agent

By: /s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director